UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2021

Item 1. Reports to Stockholders.

(a)

BRAMSHILL INCOME PERFORMANCE FUND INSTITUTIONAL CLASS (BRMSX)

ANNUAL REPORT TO SHAREHOLDERS
MARCH 31, 2021

Bramshill Income Performance Fund (BRMSX) Annual Letter (Unaudited)

Investor Letter

While drastically different from the historic collapse of all asset classes during the 2020 Covid-induced sell-off, so far 2021 has been filled with volatility across the fixed income landscape. The active nature of the Bramshill Income Performance Fund proved beneficial during 2020 as we were able to de-risk ahead of the collapse in March and then reallocate capital opportunistically at stressed prices. Our playbook during the back half of 2020 revolved around the thesis that the Federal Reserve was indirectly pegging the yield curve as well as directly buying investment grade corporate credit, thus resulting in significantly lower yields and tighter spreads. We felt at some point investors would get forced into equities and other higher-risk, less-liquid assets. This theme came to fruition during the end of the year, becoming the main driver behind the Fund’s 8%+ return over the second half of 2020. Coming into 2021 we began to monetize a portion of our investments due to less attractive nominal yields as we slowly re-established an allocation of dry powder. We began to de-risk rate sensitive portions of our portfolio and focus more on securities that had the opportunity to tighten in spread while mitigating any disproportionate rise in interest rates. More specifically, in the fourth quarter we stated, “The economic recovery remains on track with additional fiscal support imminent and bolstered by effective vaccines making their way through the most high-risk members of our population. This backdrop leaves us comfortable with our exposure to cyclical sectors and asset classes that have yet to fully recover. We see value in floating-rate closed end funds, PFDs with above market spreads and minimal interest rate risk, and select commodity levered credits. We are cautious on duration to start the year. Although front-end rates should be anchored, we believe the backend could be vulnerable and rates could rise during the first quarter of 2021.” These comments proved prescient as the first quarter of 2021 resulted in generally bearish market conditions for many fixed income asset classes as higher inflation and treasury issuance fears permeated throughout the investment community. The 10Y and 30Y US Treasury yields rose 83bps and 77bps respectively setting the stage for the worst quarter for investment grade bonds since the 2008 global financial crisis (outpacing the losses seen during the crash of the first quarter of 2020). From a return perspective, the long duration US Treasury index was down -13.92%, while the long duration Corporate Bond index followed suit down -8.51%. The less duration sensitive generic Corporate Bond index finished the quarter down -4.65% while the US Aggregate index was off -3.37%, all based off Bloomberg Barclays Index data. With a duration of approximately 3 years for most of the quarter, focused mainly on the front end of the curve and select non-rate sensitive credits, the Bramshill Income Performance Fund was able to sidestep a good portion of the duration sell-off while still producing a modest positive return.

Across our fixed income asset class landscape, valuations have shifted. While nominal yields are still low, they have risen modestly off all-time lows seen late last year and thus our quantitative models are no longer signaling 2-standard deviations richness levels. On the other hand, spreads have absorbed much of the rate rise in credit products and now sit near all-time tights offering little protection if rates were to move incrementally higher. We thus continue to position more defensively across most of our portfolio. With that said, we still see several opportunities for the remainder of 2021. We believe a good portion of the rate rise has taken place, however the hot economic data (mainly due to low base effects from 2020) expected during the second quarter could propel long rates higher from current levels. If this transpires as expected, there will be a multitude of investment opportunities to leg into across duration sensitive PFDs and investment grade corporates. Currently within PFDs, higher coupon fixed to reset PFDs that reset off 5Y US Treasuries offer above market yields with minimal interest rate exposure. Furthermore, floating rate closed end funds and municipal closed end funds still offer excellent value. While long end rates have risen, front end rates are still anchored near zero thus offering these funds the unique ability to moderately lever a portion of their portfolio at rock bottom rates while investing out the curve in higher yielding assets. In addition, many of these closed-end funds trade at significant discounts to NAV providing a built-in margin of safety as well as the additional yield that comes with buying a bond at a discount. These current investment opportunities coupled with our substantial defensive “dry powder” leave us enthusiastic for the prospects in the upcoming quarters.

BRAMSHILLINVESTMENTS.COM

The ability to shift the portfolio opportunistically continues to reinforce the notion that a dynamic fixed income allocation is an intricate part of any balanced investment portfolio-B US preferred securities (PFDs) sold off aggressively in February only to come all the way back in March (once rate volatility subsided) to finish the quarter with a moderately positive return. Long duration fixed-for-life structures came under significant pressure during the quarter trading off briefly anywhere from 4-7% depending on the issue. This selloff was exacerbated by over $2B in outflows from the PFD benchmark ETF (PFF ticker). Toward the end of February, as the pace of the rise in rates slowed, the fund flows reversed with almost +$1.5B returning back into PFF by the end of March, causing many fixed-for-life PFDs to finish the quarter back where they started and providing moderately positive returns for the year. With the preferred index yielding 4.61% (just off the all-time lows) we find fixed-for-life PFDs providing very little value with a spread of just 220bps over Treasuries. Over the past few years this spread has averaged greater than 300bps and currently offers little cushion should rates take another leg higher. However, we continue to see value in fixed-to-reset PFDs, which offer comparable yields to the fixed-for-life with much less volatility and significantly less interest rate risk. These structures (which make up the majority of our allocation to PFDs) issued by banks and utilities provide characteristics which make them less susceptible to rising long rates, while still offering decent spread pickup to the call vs. comparable IG senior debt or matched-duration Treasuries. These issues are typically fixed for 4-5 years at 4-5%+ coupons and then reset off Treasuries thus eliminating the LIBOR overhang. Furthermore, if rates do rise and/or the curve steepens, the reset off Treasuries makes these more attractive and takes the interest rate risk component largely out of the equation. Finally, due to the current historic low level of swap rates, these PFDs will reset at generous spreads (+400-500bps) over Treasuries.

The US High Yield (HY) index was the best performer of our investable asset classes and finished 1Q21 with a year-to-date return of 0.85% (as measured by the Bloomberg Barclays HY Index) and our allocation contributed positively to the portfolio so far in 2021. HY tends to be much less rate sensitive and this proved beneficial during the quarter. Furthermore, our allocation to CEFs (both HY and Floating Rate Loan) outperformed the indices thus helping to add to the Fund’s performance. Currently, at 4.23% Yield-To-Worst and spreads at 310bps, the HY index screens rich based off our quantitative models. We see value in select HY securities such as senior secured 1st lien issues that are backed by tangible collateral (such as valuable real estate) and subordinate most of the remaining capital structure. Select issuers came to market in 2020 in need of pandemic liquidity and thus issued deals with extremely investor-friendly metrics. We were able to take advantage of several of these credits and create strong total return opportunities. At this juncture these bonds provide above market carry for their ratings and collateral packages with minimal volatility. While the upside is capped, these positions will probably be taken out at the first call date and thus offer a decent coupon with limited drawdown potential. Furthermore, select HY closed end funds with significant discounts to NAV and diversified portfolios continue to display value with front end financing rates so low. However, we will continue to trim our HY exposure in coming months as valuations richen and look to redeploy capital to more attractive idiosyncratic opportunities as they arise.

Investment grade corporate bonds (IG) represent approximately 12% of the portfolio at the end of 1Q21. Our holdings continue to be concentrated in short duration opportunities that offer a pickup over Treasuries without the interest rate risk. This is evident in the modestly negative return in our IG book as compared to the IG index which was down -4.65% for the quarter. We stated at the end of last year “with the yield on the IG index at all-time lows (1.74%) and the duration at all-time highs (>8 years), the risk reward setup for corporate bonds is extremely unattractive. Furthermore, with 10-year breakeven rates above 2%, the real yield on IG corporate bonds is negative for the first time in history.” While yields have risen to approximately 2.25% on the IG index, we still see minimal value at these levels. Therefore, we find little opportunity in IG bonds and in turn, we hold a small exposure focused mainly on the front end of the curve.

BRAMSHILLINVESTMENTS.COM

Municipal bonds also screen as unattractive as 1.18% YTW on the index is just off the all-time low in yield registered at the end of 2020. Municipals fared well (in comparison to Treasuries) as spreads continued to tighten. The AAA 10Y ratio to Treasuries finished the quarter below 70% which is at the tight end of the historical range. Hence, in a rising rate environment, municipals have very little room to tighten in spread. However, municipal CEFs which still trade at discount to NAVs are still screening cheap as several securities yield >4.50% (tax-free) which is 100-125 over long duration BBB corporates. We thus maintain our municipal CEF exposure at approximately 9% of the portfolio at the end of 1Q21.

Entering the second quarter, our portfolio remains positioned with a short duration of approximately 3 years coupled with an above market yield which offers a substantial spread over matched-duration Treasuries. With nominal yields still extremely low and credit spreads near all-time tights across several asset classes, the Fund is in a strong position to take advantage of any dislocations in the upcoming months with approximately 26% of dry powder and an additional approximate 10%+ of highly liquid short duration IG. While our base case is that the massive liquidity in the system from both Fed and government programs should continue to outlast Covid, our current positioning provides the flexibility to produce carry while having liquidity to generate additional alpha if markets reprice from either a further rise in long rates or a period of risk-off spread widening. We believe our current portfolio, coupled with active management at both the asset class and security level will continue to provide us with ample opportunities to significantly outperform fixed income alternatives over time.

Past performance is not indicative of future results and there can be no assurance that the Fund will achieve returns comparable to those which it has historically. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance as of the most recent quarter- and month-end may be lower or higher than the performance quoted and can be obtained by visiting our website at www.bramshillfunds.com.

This commentary is provided by Bramshill Investments, LLC for informational purposes only and is intended for the use of shareholders of the Bramshill Income Performance Fund (the “Fund”).

Mutual fund investing involves risk, including the potential loss of principal. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Closed-End Funds and ETFs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Funds ability to sell its shares. In addition, the Fund may incur higher expenses than if the Fund did not invest in these types of securities. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Current and future portfolio holdings are subject to risk “Duration” measures the sensitivity of a fixed-income investment’s price to changes in interest rates.

Basis point or “bp” refers to 1/100th of 1%, or .01%.

“LIBOR” refers to a benchmark interest rate at which major global lend to one another in the international interbank market for short-term loans. LIBOR, which stands for London Interbank Offered Rate, serves as a globally accepted key benchmark interest rate that indicates borrowing costs between banks. The rate is calculated and published each day by the Intercontinental Exchange (ICE).

BRAMSHILLINVESTMENTS.COM

“Spreads” refers to the most common definition, the spread is the gap between the bid and the ask prices of a security or asset, like a stock, bond or commodity. This is known as a bid-ask spread.

Standard deviation is often used as a measure of the risk associated with price-fluctuations of a given asset (stocks, bonds, property, etc.), or the risk of a portfolio of assets (actively managed mutual funds, index mutual funds, or ETFs).

The Bloomberg/Barclays Capital U.S. Aggregate Index is intended to serve as a comparative indicator of the overall performance relative to the U.S. dollar denominated investment grade fixed rate taxable bond market. The index currently includes U.S. Treasuries, government related securities, corporate bonds, agency mortgage-backed pass-throughs, consumer asset-based securities, and commercial mortgage-backed securities.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded (Future Ticker: I00012US)

It is not possible to invest directly in an index. Indexes are not securities in which direct investments can be made and they do not account for the fees and expenses generally associated with investable products.

* The gross expense ratio is from the Fund’s most recent prospectus.

Bramshill Investments, LLC is the investment adviser to the Fund. The Fund is distributed by Quasar Distributors, LLC.

BRAMSHILLINVESTMENTS.COM

Bramshill Income Performance Fund
Performance Summary (Unaudited)
March 31, 2021

Comparison of a Hypothetical $100,000 Investment in
the Bramshill Income Performance Fund - Institutional Class
 and Bloomberg Barclays U.S. Aggregate Bond Index

Investment Returns
For the periods ended March 31, 2021

	One Year	Three Year*	Since Inception*
Bramshill Income Performance Fund
Institutional Class **	16.40%	5.60%	4.13%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	4.65%	3.04%

* Average annualized returns.

** Inception date on April 11, 2016.

Bramshill Income Performance Fund
Expense Example (Unaudited)
March 31, 2021

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 to March 31, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period(1)

Institutional Class
Actual Fund Return	$ 1,000.00	$ 1,049.60	$ 5.26
Hypothetical 5% Return	1,000.00	1,019.80	5.19

(1)

Expenses are equal to the Fund’s annualized expense ratio of 1.03%, multiplied by the average account value over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Bramshill Income Performance Fund
Allocation of Portfolio Holdings (Unaudited)
(Calculated as a percentage of Total Investments)
March 31, 2021

Bramshill Income Performance Fund
Schedule of Investments
March 31, 2021

Principal
Amount		Value
	CORPORATE BONDS — 17.6%
	ENERGY — 6.1%
	BP Capital Markets PLC
$22,916,000	4.875% (effective 6/22/2030, 5 Year TNCMR + 4.398%) (1), 3/22/2030 (2)	$24,606,055
	Edison International
14,265,000	5.375% (effective 3/15/2026, 5 Year TNCMR + 4.698%) (1), 3/15/2026 (2)	14,550,300
	Valero Energy Corp.
7,387,000	2.700%, 4/15/2023	7,674,305
		46,830,660
	FINANCE AND INSURANCE — 1.9%
	Capital One Financial Corp.
5,868,000	2.600%, 5/11/2023	6,105,042
	General Motors Financial Co, Inc.
5,107,000	5.200%, 3/20/2023	5,540,372
	Oaktree Specialty Lending Corp.
3,143,000	3.500%, 2/25/2025	3,228,330
		14,873,744
	LODGING — 1.1%
	Marriott Ownership Resorts, Inc. (3)
8,462,000	6.125%, 9/15/2025	9,008,882

	MANUFACTURING — 5.2%
	Boeing Co. (The)
19,984,000	4.508%, 5/1/2023	21,413,005
	General Motors Co.
18,435,000	1.083% (3 month U.S. LIBOR + 0.900%) (4), 9/10/2021	18,486,054
		39,899,059
	PIPELINES — 0.4%
	Energy Transfer Operating LP
3,956,000	3.223% (3 month U.S. LIBOR + 3.018%) (4), 11/1/2066	2,762,277

	RETAIL TRADE — 2.9%
	Macy’s, Inc. (3)
20,132,000	8.375%, 6/15/2025	22,319,342

	TOTAL CORPORATE BONDS
	(Cost $130,333,884)	135,693,964

	U.S. GOVERNMENT NOTES — 15.5%
	United States Treasury Note
83,619,000	2.625%, 6/15/2021	84,060,794
34,983,000	2.500%, 1/15/2022	35,654,039

	TOTAL U.S. GOVERNMENT NOTES
	(Cost $119,706,511)	119,714,833

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Schedule of Investments
March 31, 2021

Number of
Shares		Value
	CLOSED-END FUNDS — 14.6%
	BANK LOAN — 1.7%
135,445	BlackRock Debt Strategies Fund, Inc.	$1,489,895
1,399,574	Invesco Senior Income Trust	5,878,211
919,660	Nuveen Credit Strategies Income Fund	5,977,790
		13,345,896
	CORPORATE BOND — 0.2%
125,731	BlackRock Credit Allocation Income Trust	1,845,731

	HIGH YIELD BOND — 3.9%
1,018,100	BlackRock Corporate High Yield Fund, Inc.	11,952,494
99,402	BlackRock Limited Duration Income Trust	1,664,983
132,254	First Trust High Income Long/Short Fund	1,999,680
577,145	Wells Fargo Income Opportunities Fund	4,871,104
1,042,192	Western Asset High Income Opportunity Fund, Inc.	5,294,335
279,938	Western Asset High Yield Defined Opportunity Fund Inc.	4,319,443
		30,102,039
	MULTISECTOR BOND — 0.0%
25	BlackRock Multi-Sector Income Trust	451
5,531	Eaton Vance Limited Duration Income Fund	69,857
		70,308
	MUNI NATIONAL LONG — 8.1%
475,493	Invesco Trust for Investment Grade Municipals	6,409,646
135,501	BlackRock Municipal Income Trust	2,032,515
619,826	BlackRock MuniVest Fund, Inc.	5,764,382
157,242	BlackRock MuniYield Quality Fund III, Inc.	2,242,271
322,711	Eaton Vance Municipal Bond Fund	4,292,056
679,172	Invesco Municipal Opportunity Trust	8,951,487
355,683	Invesco Municipal Trust	4,695,015
948,988	Nuveen AMT-Free Quality Municipal Income Fund	14,064,002
13,405	Nuveen Municipal Value Fund, Inc.	149,332
891,493	Nuveen Quality Municipal Income Fund	13,497,204
		62,097,910
	PREFERRED STOCK — 0.7%
26,241	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	685,415
17,824	First Trust Intermediate Duration Preferred & Income Fund	426,885
308,189	Nuveen Preferred Income Opportunities Fund	2,924,714
121,659	Nuveen Preferred Securities Income Fund	1,182,525
		5,219,539
	TOTAL CLOSED-END FUNDS
	(Cost $107,202,256)	112,681,423

 The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Schedule of Investments
March 31, 2021

Number of
Shares		Value
	EXCHANGE TRADED FUNDS — 4.7%
1,077,124	Invesco CEF Income Composite ETF	$25,053,904
61,095	iShares Short Maturity Bond ETF	3,066,358
290,000	VanEck Vectors CEF Municipal Income ETF	8,299,800

	TOTAL EXCHANGE TRADED FUNDS
	(Cost $33,738,477)	36,420,062

Number of
Shares/Units		Value
	PREFERRED STOCKS — 36.1%
	BANKS — 8.5%
	Bank of New York Mellon Corp. Depositary Shares
3,499	4.700% (effective 9/20/2025, 5 Year TNCMR + 4.358%) (1), 9/20/2025 (5)	3,799,739
	Citizens Financial Group, Inc. Depositary Shares
12,635	5.650% (effective 10/6/2025, 5 Year TNCMR + 5.313%) (1), 10/6/2025 (5)	13,961,675
	Fifth Third Bancorp Depositary Shares
5,435	4.500% (effective 9/30/2025, 5 Year TNCMR + 4.215%) (1), 9/30/2025 (5)	5,785,557
	GMAC Capital Trust I
355,746	8.125% (3 month U.S. LIBOR + 5.785%), 2/15/2040 (5)	9,064,408
	Huntington Bancshares Inc. Depositary Shares
2,447	5.625% (effective 7/15/2030, 10 Year TNCMR + 4.945%) (1), 7/15/2030 (5)	2,729,017
	Regions Financial Corp. Depositary Shares
13,118	5.750% (effective 9/15/2025, 5 Year TNCMR + 5.430%) (1), 6/15/2025 (5)	14,478,992
	Truist Financial Corp. Depositary Shares
14,926	5.100% (effective 9/1/2030, 10 Year TNCMR + 4.349%) (1), 3/1/2030 (5)	16,287,997
		66,107,385
	DIVERSIFIED BANKING INSTITUTIONAL — 4.8%
	Bank of America Corp. Depositary Shares
195,578	6.000%, 4/25/2021 (5)	4,889,450
123,207	6.000%, 5/16/2023 (5)	3,351,230
	Citigroup, Inc. Depositary Shares
7,524	4.289% (3 month U.S. LIBOR +4.095%) (1), 5/17/2021 (5)	7,505,190
3,590	4.672% (3 month U.S. LIBOR +4.478%) (1), 5/17/2021 (5)	3,598,132
5,651	4.700% (effective 1/30/2025, SOFR + 3.234%) (1), 1/30/2025 (5)	5,701,153
5,345	4.000% (effective 12/10/2025, 5 Year TNCMR + 3.597%) (1), 12/10/2025 (5)	5,410,476
	Wells Fargo & Co. Depositary Shares
53,102	4.750%, 3/15/2025 (5)	1,355,694
4,999	3.900% (effective 3/15/2026, 5 Year TNCMR + 3.453%) (1), 3/15/2026 (5)	5,051,614
		36,862,939

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Schedule of Investments
March 31, 2021

Number of
Shares/Units		Value
	FINANCE AND INSURANCE — 4.4%
	Charles Schwab Corp. (The) Depositary Shares
15,488	5.375% (effective 6/1/2025, 5 Year TNCMR + 4.971%) (1), 6/1/2025 (5)	$17,207,168
	Hartford Financial Services Group, Inc. (The)
59,835	7.875% (effective 4/15/2022, 3 month U.S. LIBOR + 5.596%) (1), 4/15/2042	1,605,972
	JPMorgan Chase & Co. Depositary Shares
119,771	4.550%, 6/1/2026 (5)	3,068,533
	PartnerRe Ltd.
82,850	7.250%, 5/3/2021 (5)	2,093,620
	Reinsurance Group of America, Inc.
197,697	6.200% (effective 9/15/2022, 3 month U.S. LIBOR + 4.370%) (1), 9/15/2042	5,312,118
	Virtus AllianzGI Convertible & Income Fund
188,198	5.625%, 9/20/2023 (5)	4,968,427
		34,255,838
	INFORMATION — 0.5%
	AT&T, Inc.
86,340	5.350%, 11/1/2066	2,260,381
51,514	5.625%, 8/1/2067	1,386,757
		3,647,138
	INVESTMENT COMPANIES — 3.8%
	Ares Management Corp.
318,217	7.000%, 6/30/2021 (5)	8,130,444
	Oaktree Capital Group LLC
190,236	6.625%, 6/15/2023 (5)	5,060,278
470,765	6.550%, 9/15/2023 (5)	12,592,964
	Stifel Financial Corp.
143,409	5.200%, 10/15/2047	3,732,936
		29,516,622
	PIPELINES — 3.7%
	Enbridge, Inc.
103,688	4.400% (effective 3/1/2024, 5 Year TNCMR + 2.820%) (1), 3/1/2024 (5)(6)	1,992,365
39,799	4.000% (effective 6/1/2023, 5 Year TNCMR + 3.140%) (1), 6/1/2023 (5)(6)	792,796
72,064	4.000% (effective 9/1/2022, 5 Year TNCMR + 3.150%) (1), 9/1/2022 (5)	1,380,026
81,837	4.000% (effective 6/1/2022, 5 Year TNCMR + 3.050%) (1), 6/1/2022 (5)(6)	1,521,104
	Energy Transfer Operating LP
415,770	7.600% (effective 5/15/2024, 3 month U.S. LIBOR + 5.161%) (1), 5/15/2024 (5)	9,941,061
	Energy Transfer Operating LP Depositary Shares
3,039	7.125% (effective 5/15/2030, 5 Year TNCMR + 5.306%) (1), 5/15/2030 (5)	2,968,495
	MPLX LP Depositary Shares
9,767	6.875% (effective 2/15/2023, 3 month U.S. LIBOR + 4.652%) (1), 2/15/2023 (5)	9,815,835
		28,411,682

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Schedule of Investments
March 31, 2021

Number of
Shares/Units		Value
	REAL ESTATE INVESTMENT TRUST — 3.5%
	AGNC Investment Corp.
615,237	6.125% (effective 4/15/2025, 3 month U.S. LIBOR + 4.697%) (1), 4/15/2025 (5)	$14,556,508
	Annaly Capital Management, Inc.
482,317	6.750% (effective 6/30/2024, 3 month U.S. LIBOR + 4.989%) (1), 6/30/2024 (5)	12,236,382
		26,792,890
	UTILITIES — 6.9%
	Brookfield Renewable Partners LP
313,793	5.250%, 3/31/2025 (5)	8,180,583
	Duke Energy Corp.
241,120	5.750%, 6/15/2024 (5)	6,666,968
	Entergy Louisiana LLC
143,956	4.875%, 9/1/2066	3,663,680
	National Rural Utilities Cooperative Finance Corp.
234,053	5.500%, 5/15/2064	6,186,021
	Sempra Energy Depositary Shares
26,420	4.875% (effective 10/15/2025, 5 Year TNCMR + 4.550%) (1), 10/15/2025 (5)	28,335,450
		53,032,702
	TOTAL PREFERRED STOCKS
	(Cost $267,069,069)	278,627,196

	TOTAL INVESTMENTS — 88.5%
	(Cost $658,050,197)	$683,137,478
	Other Assets in Excess of Liabilities — 11.5%	88,382,731
	TOTAL NET ASSETS — 100.0%	$771,520,209

Floating Rate definitions:

LIBOR - London Inter-Bank Offered Rate

SOFR - U.S. Secured Overnight Financing Rate

TNCMR - Treasury Note Constant Maturity Rate

Percentages are stated as a percent of net assets.

(1)	Fixed to floating rate. Effective date of change and formula disclosed. Rate disclosed is as of March 31, 2021.
(2)	Perpetual maturity security. Maturity date is the next call date.
(3)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and maybe sold in transactions exempt from registration only to qualified institutional buyers on a public offering registered under the Securities Act of 1933. The security has been deemed liquid by the advisor. At March 31, 2021, the value of these securities totaled $31,328,224 or 4.1% of net assets.
(4)	Variable Rate security. Rates disclosed as of March 31, 2021.
(5)	Callable at any dividend payment on or after date disclosed.
(6)	These securities are illiquid at March 31, 2021, at which time the aggregate value of illiquid securities is $4,306,265 or 0.6% of net assets.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Statement of Assets and Liabilities
March 31, 2021

Assets:
Investments in securities at value (cost $658,050,197)	$683,137,478
Cash	83,911,055
Deposits with broker for securities sold short	205,865
Deposits with broker for futures contracts	804,262
Receivables:
Investment securities sold	272,426
Fund shares sold	10,236,643
Dividends and interest	4,398,483
Prepaid expenses	20,062
Total assets	782,986,274

Liabilities:
Payables:
Investment securities purchased	9,253,356
Fund shares redeemed	1,170,491
Distributions to shareholders	246,433
Due to Investment Adviser	532,410
Due to trustees	4,365
Accrued other expenses and other liabilities	259,010
Total liabilities	11,466,065

Net Assets	$771,520,209

Components of Net Assets:
Paid-in capital	$759,377,903
Total accumulated earnings	12,142,306
Net Assets	$771,520,209

Institutional Class:
Net Assets	$771,520,209
Shares Outstanding (unlimited number of shares authorized, no par value)	74,615,544

Net Asset Value, Redemption Price and Offering Price Per Share	$10.34

 The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Statement of Operations
For the Year Ended March 31, 2021

Investment Income:
Dividend income (Net of foreign tax of $41,572)	$13,716,164
Interest income	12,401,168
Total investment income	26,117,332

Expenses:
Advisory fees (Note 3)	5,149,607
Administration and fund accounting fees (Note 3)	435,479
Service fees	338,709
Transfer agent fees and expenses (Note 3)	101,505
Registration fees	64,258
Shareholder reporting fees	46,525
Custody fees (Note 3)	44,367
Legal fees	26,864
Investment Interest Expense	20,119
Audit fees	20,000
Trustees’ fees (Note 3)	16,246
Miscellaneous expenses	15,978
Compliance fees (Note 3)	15,320
Insurance expenses	7,623

Total expenses	6,302,600
Net investment income	19,814,732

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(6,198,787)
Securities Sold Short	(174,636)
Written Options	2,419,018
Net realized loss	(3,954,405)
Net change in unrealized appreciation/(depreciation) on:
Investments	69,000,534
Net realized and unrealized gain on investments, securities sold short and written options	65,046,129

Net increase in Net Assets Resulting from Operations	$84,860,861

 The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Statements of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	March 31, 2021	March 31, 2020
Operations:
Net investment income	$19,814,732	$15,615,881
Net realized loss on investments, securities sold short and written options	(3,954,405)	(1,833,156)
Net change in unrealized appreciation/(depreciation) on investments	69,000,534	(47,397,079)
Net increase (decrease) in net assets resulting from operations	84,860,861	(33,614,354)

Distributions to shareholders:
Net Investment Income	(19,814,732)	(15,974,954)
Return of Capital	(1,632,921)	(466,880)
Total distributions to shareholders	(21,447,653)	(16,441,834)

Capital Transactions:
Proceeds from shares sold	328,667,226	327,145,506
Reinvestment of distributions	18,807,934	14,916,455
Cost of shares repurchased	(148,580,948)	(184,359,325)
Net increase in net assets from capital transactions	198,894,212	157,702,636
Total Increase in Net Assets	262,307,420	107,646,448

Net Assets:
Beginning of year	509,212,789	401,566,341
End of year	$771,520,209	$509,212,789

Capital Share Transactions:
Shares sold	32,148,979	32,682,413
Shares reinvested	1,850,827	1,499,793
Shares repurchased	(14,748,109)	(19,091,358)
Net increase in shares outstanding	19,251,697	15,090,848

 The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund
Financial Highlights
Institutional Class

For a capital share outstanding throughout each period presented

	For the Year	For the Year		For the Year	For the Year		For the Period April 11, 2016*
	Ended	Ended		Ended	Ended		through
	March 31, 2021	March 31, 2020		March 31, 2019	March 31, 2018		March 31, 2017
Net Asset Value, Beginning of Period	$9.20	$9.97		$9.75	$10.24		$10.00

INCOME FROM INVESTMENT OPERATIONS: Net investment income (1)	0.33	0.31		0.37	0.35		0.22
Net realized and unrealized gain (loss) on investments	1.17	(0.76)		0.23	(0.43)		0.24
Total Income (Loss) from Investment Operations	1.50	(0.45)		0.60	(0.08)		0.46

LESS DISTRIBUTIONS:
Net investment income	(0.34)	(0.31)		(0.38)	(0.36)		(0.17)
Net realized gain on investments	—	—		—	(0.05)		(0.05)
Return of capital	(0.02)	(0.01)		—	—		—
Total Distributions	(0.36)	(0.32)		(0.38)	(0.41)		(0.22)

Net Asset Value, End of Period	$10.34	$9.20		$9.97	$9.75		$10.24

Total Return	16.40%	(4.67%)		6.24%	(0.85	%) (4)	4.63	% (2)(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$771,520	$509,213		$401,566	$191,495		$140,624
Ratio of expenses to average net assets
Before fees waived/recouped by the Adviser	1.04%	1.10	% (5)	1.10%	1.12%		1.26	% (3)
After fees waived/recouped by the Adviser	1.04%	1.13	% (5)	1.10%	1.10%		1.10	% (3)
Ratio of net investment income to average net assets
Before fees waived/recouped by the Adviser	3.27%	3.14	% (6)	3.76%	3.55%		2.05	% (3)
After fees waived/recouped by the Adviser	3.27%	3.11	% (6)	3.76%	3.57%		2.20	% (3)
Portfolio turnover rate	83%	134%		131%	130%		243	% (2)

*	Inception date.
(1)	Per share amounts have been calculated using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(5)	The ratios of expenses to average net assets include interest expenses. For the year ended March 31, 2020, excluding interest expenses, the ratio of expenses to average net assets before fees waived/recouped by the Adviser was 1.05%. Excluding interest expenses, the ratio of expenses to average net assets after fees waived/recouped by the Adviser was 1.08%.
(6)	The ratios of net investment income to average net assets include interest expenses. For the year ended March 31, 2020, excluding interest expenses, the ratio of net investment income to average net assets before fees waived/recouped by the Adviser was 3.19%. Excluding interest expenses, the ratio of net investment income to average net assets after fees waived/recouped by the Adviser was 3.16%.

The accompanying notes are an integral part of these financial statements.

Bramshill Income Performance Fund

Notes to Financial Statements

March 31, 2021

Note 1 – Organization

Bramshill Income Performance Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Bramshill Investments, LLC (the “Adviser”) serves as the investment manager to the Fund. The inception date of the Fund was April 11, 2016. The investment objective of the Fund is to maximize total return.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter (“OTC”) market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Exchange traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. For options where market quotations are not readily available, fair value shall be determined by the Adviser with oversight by the Trust’s Valuation Committee.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels and described below:

Level 1 -   quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 -   observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 -   significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to fair value the Fund’s investments in each category investment type as of March 31, 2021:

Description	Level 1	Level 2	Level 3	Total
Assets
Corporate Bonds	$—	$135,693,964	$—	$135,693,964
U.S. Government Notes	—	119,714,833	—	119,714,833
Closed-End Funds	112,681,423	—	—	112,681,423
Exchange Traded Funds	36,420,062	—	—	36,420,062
Preferred Stocks	132,477,237	146,149,959	—	278,627,196
Total	$281,578,722	$401,558,756	$—	$683,137,478

See the Schedule of Investments for further detail of investment classifications.

(b) Federal Income Taxes – The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all net taxable income to its shareholders. Therefore, no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses is recorded by the Fund.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state authorities.  As of and during the year ended March 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. Generally, tax authorities can examine tax returns filed for the preceding three years. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

(c) Return of capital estimates - Distributions received from the Fund’s investments in Real Estate Investment Trusts (“REITs”) are generally comprised of net investment income, capital gains, and return of capital. Certain of the Fund’s investments in Closed-End Funds (“CEFs”) also make distributions comprised of net investment income and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs and distribution notices provided by CEFs. After each calendar year end, REITs and CEFs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported are reflected in the Funds’ records in the year in which they are reported by adjusting related investment cost basis, capital gains and income, as necessary.

(d) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, are distributed monthly. The Fund intends to distribute all its net investment income including any cash received from its investments in CEFs and REITs, even if a portion may represent a return of capital. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(e) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. As of March 31, 2021, the Fund had restricted securities, all of which were Rule 144A securities, with a market value of $31,328,224 or 4.1% of the Fund’s net assets.

(f) Cash – Concentration in Uninsured Cash – For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2021, the Fund held $83,661,055 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”) that exceeded the FDIC insurance limit.

(g) Restricted Cash – Deposits with Broker – At March 31, 2021, the Fund had $804,262 deposited at Wells Fargo Securities, LLC to utilize as collateral for futures trading and $205,865 deposited at Pershing, LLC to utilize as collateral for securities sold short. The Fund had no open futures and securities sold short positions as of March 31, 2021.

(h) Futures contracts – The Fund invests in futures to adjust its sensitivity to interest rate changes and to gain exposure to U.S. Treasury securities. While hedging strategies involving derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

(i) Options Contracts - The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund purchases call and put options. The Fund pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid. The average monthly volume of options held by the Fund during the year ended March 31, 2021 is set forth below:

	Number of	Notional
	Contracts	Amount
Purchased options	10,096	$2,232,244
Written options	(1,400)	$(72,980)

Derivative Investment Holdings Categorized by Risk Exposure – The following table sets forth the Fund’s realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended March 31, 2021:

Amount of Realized Gain (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options
Equity	$(6,980,992)	$1,432,481
Interest rate	(5,171,050)	986,537
Total	$(12,152,042)	$2,419,018

(1) Includes purchased options.

(j) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are reported on the basis of identified cost of securities delivered. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Trust-level expenses are allocated across the series of the Trust.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at annual rate of 0.85%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will waive/reimburse the Fund for expenses in excess of 1.10% of average daily net assets for Institutional Class shares, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and expense relating to short sales, borrowing costs, and brokers’ commissions, and other charges relating to the purchase and sale of the Fund’s portfolio securities. The Fund incurred $5,149,607 for Advisory fees during the year ended March 31, 2021.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a Fund within three years if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect. The Fund currently has no waiver balance subject to recapture.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator and fund accountant and transfer agent.  The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Funds. Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter. For the year ended March 31, 2021, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and fund accounting	$435,479
Compliance Service	15,320
Custody	44,367
Transfer Agency	101,505

At March 31, 2021, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody and transfer agency fees to U.S. Bank in the following amounts:

Administration and fund accounting	$120,160
Compliance Services	3,863
Custody	11,341
Transfer Agency	27,103

The above payable amounts are included in Accrued other expenses and other liabilities in the Statement of Assets and Liabilities.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

The Independent Trustees were paid $16,246 for their services and reimbursement of travel expenses during the year ended March 31, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under 2(a)(9) of the 1940 Act. As of March 31, 2021, Charles Schwab & Company, Inc. and UBS Financial Services, Inc. held approximately 28% and 25%, respectively, in aggregate for the benefit of others, of the outstanding shares of the Fund.

Note 5 – Investment Transactions

Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended March 31, 2021, were as follows:

Purchases	$618,030,689
Sales	$397,661,326

Note 6 – Federal Income Tax Information

At March 31, 2021, the components of accumulated earnings (losses) for federal income tax purposes were as follows:

Tax Cost of Investments	$661,502,879
Unrealized Appreciation	28,655,643
Unrealized Depreciation	(7,021,044)
Net Unrealized Appreciation on Investments	21,634,599
Other Accumulated Loss	(9,492,293)
Total Accumulated Gain	$12,142,306

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales, and basis adjustments on investments in limited partnerships.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

The tax character of distributions paid during the years ended March 31, 2021 and March 31, 2020 were as follows:

	Year Ended	Year Ended
Distributions Paid From:	March 31, 2021	March 31, 2020
Ordinary Income	$19,814,732	$15,974,954
Return of Capital	1,632,921	466,880
Total Distributions Paid	$21,447,653	$16,441,834

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. As of March 31, 2021, the Fund had no late-year or post-October losses.

At March 31, 2021, the Fund had capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration

Short-Term	Long-Term	Total
$ 1,902,386	$ 7,589,907	$ 9,492,293

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

Note 8 – Line of Credit

The Fund has access to a $25 million unsecured line of credit through an agreement with U.S. Bank. The Fund may temporarily draw on the line of credit to satisfy redemption requests or to settle investment transactions. Interest is charged to the Fund based on its borrowings at a rate per annum equal to the Prime Rate, to be paid monthly. Loan activity for the year ended March 31, 2021, was as follows:

Maximum Available Credit	$25,000,000
Largest Amount Outstanding on an Individual Day	$767,000
Average Daily Loan Outstanding	$767,000
Interest Expense – 1 day	$69
Loan Outstanding as of March 31, 2021	$—
Average Interest Rate	3.25%

Note 9 – Securities Lending

The Fund may lend up to 33 1/3% of the securities in its portfolios to brokers, dealers, and other financial organizations that meet capital and other credit requirements under terms of participation in a securities lending program administered by U.S. Bank N.A. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least 102% of the market value of the securities loaned.  The Fund has the right under the terms of the lending agreement to recall the securities from the borrower on demand.

The borrower of any securities will pay the Fund any accrued income while the securities are on loan. The cash collateral received is invested in a money market fund which is redeemable on demand.

There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. As a result the Fund may lose money.

The Fund did not participate the securities lending program during the year ended March 31, 2021.

The Fund manages credit exposure arising from these lending transactions by, in appropriate circumstances, entering into master netting agreements and collateral agreements with third party borrowers that provide the Fund, in the event of default (such as bankruptcy or a borrower’s failure to pay or perform), the right to net a third party borrower’s rights and obligations under such agreement and liquidate and set off collateral against the net amount owed by the counterparty.

Bramshill Income Performance Fund

Notes to Financial Statements (Continued)

March 31, 2021

Note 10 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. Subsequent to the year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Distributions
4/29/2021	4/30/2021	$ 0.01867258
5/27/2021	5/28/2021	$ 0.02044756

Note 11 – COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Note 12 – New Accounting Pronouncements

In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s financial statements and various filings.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios

and the Shareholders of Bramshill Income Performance Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Bramshill Income Performance Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from April 11, 2016 (commencement of operations) through March 31, 2017, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the four-year period then ended and for the period from April 11, 2016 through March 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

May 27, 2021

Bramshill Income Performance Fund

Additional Information (Unaudited)

March 31, 2021

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-877-BRAMS18 or on the EDGAR Database on the SEC’s website at www.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the year ended March 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 35.68%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended March 31, 2021 was 26.31%.

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Bramshill Income Performance Fund

Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired.	1	The Bancorp, Inc. (2013 to present), Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present).
Albert J. DiUlio, S.J. 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1943	Trustee	Since 2011	Associate Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014).	1	None
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None

Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018, Chairman since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Bramshill Income Performance Fund

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)

Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)

The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)

Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was, until March 31, 2020, an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-877-BRAMS18.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●     Information we receive about you on applications or other forms;

●     Information you give us orally; and/or

●     Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Bramshill Investments, LLC

411 Hackensack Avenue, 9th Floor

Hackensack, New Jersey 07601

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave. Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

 A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, Harry E. Resis, Brian Ferrie and Wan-Chong Kung are the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 03/31/2020
( a ) Audit Fees	$17,500	$17,500
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$3,100	$3,100
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 03/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2021	FYE 03/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Christopher E. Kashmerick
                  Christopher E. Kashmerick, President

Date  June 8, 2021

By /s/ Russell B. Simon
                  Russell B. Simon, Treasurer

Date  June 8, 2021